UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2009

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 W. Riverside Avenue, Suite 400

Spokane, WA 99201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (509) 467-6993

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.01	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On December 18, 2009, Rick E. Shamberger tendered his resignation as Executive Vice President and Chief Credit Officer of AmericanWest Bank (“Bank”), the principal operating subsidiary of AmericanWest Bancorporation (“Company”), effective February 12, 2010. The Bank will initiate a search for Mr. Shamberger’s replacement, and in the interim Mr. Shamberger’s duties and responsibilities will be assigned to other officers of the Bank and to a consultant that has been working with the Bank during the past year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICANWEST BANCORPORATION,
a Washington Corporation

Dated: December 22, 2009	/s/ PATRICK J. RUSNAK
Patrick J. Rusnak
President and Chief Executive Officer